                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [x] Preliminary Proxy Statement        [ ] Confidential, for Use of the


                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Morgan Stanley Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                            MORGAN STANLEY FUND, INC.
                                  P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

April  __, 1997

Dear Shareholder:

         The enclosed proxy statement relates to a special meeting of the shareholders of Morgan Stanley Fund, Inc. (the "Company"). The shareholders of the Company are being asked to consider a series of related proposals which stem from transactions involving Morgan Stanley Group Inc. ("Morgan Stanley"). Morgan Stanley is the parent corporation of the Company's investment adviser, Morgan Stanley Asset Management Inc. ("MSAM") and also Van Kampen American Capital Inc. ("Van Kampen"). Van Kampen is, in turn, the parent corporation of the Company's distributor, transfer agent and the proposed investment adviser, Van Kampen American Capital Investment Advisory Corp. ("VK Advisory").

         In February, 1997, Morgan Stanley entered into an Agreement and Plan of Merger with Dean Witter, Discover & Co. ("Dean Witter Discover"). Pursuant to the merger agreement, both MSAM and Van Kampen will become subsidiaries of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. In order to most effectively benefit from the combined resources of Morgan Stanley, Dean Witter, Discover & Co., it is being proposed that the Company restructure its Board and investment advisory arrangements. To that end, the following proposals are being submitted for shareholder approval:


1: To consider and act upon a proposal to elect a new Board of Directors (voted on by the shareholders of the Company as a whole);

2: To approve or disapprove a new investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. (voted on by each Fund of the Company separately); and

3: To approve or disapprove a new investment sub-advisory agreement with Morgan Stanley Asset Management Inc. (voted on by each Fund of the Company separately).

         The majority of the Director nominees have substantial familiarity and experience as directors of mutual funds advised, administered and distributed by subsidiaries of Van Kampen. If the proposals are approved, VK Advisory would serve as the Company's investment adviser and MSAM would serve as sub-adviser to the Funds that it currently advises. Under the proposed investment sub-advisory agreement, the personnel of MSAM will continue to provide the same portfolio management services to the Company that they currently provide under the current investment advisory agreement between MSAM and the Company.

         The new advisory agreement with VK Advisory is substantially similar to the Company's current investment advisory agreement and the fees paid for investment advisory services will not change as a result of the restructuring. Each of the Proposals is contingent on the consummation of the merger of Dean Witter Discover and Morgan Stanley. Moreover, the new investment advisory and sub-advisory agreements will be effective with respect to a Fund only if both are approved by Shareholders of that Fund.

         The attached proxy statement seeks shareholder approval on these items.

         The Board of Directors of the Company have approved unanimously the proposals and recommend you vote "FOR" each proposal. YOUR IMMEDIATE RESPONSE WILL ELIMINATE THE NEED FOR ANY ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Morgan Stanley Fund, Inc.

         PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    Sincerely,

                                    [Signature]

                                    Warren J. Olsen
                                    President

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The parent company of the investment advisers is merging with another company and it is being proposed that the Company restructure its Board and investment advisory arrangements, as a result, your consent is being sought on:

         -        approval of a new Board of Directors;

         -        approval of a new investment advisory agreement; and

         -        approval of a new investment sub-advisory agreement.

         Please refer to the proxy statement for a detailed explanation of the proposals.

Q.       HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same management expertise and shareholder service you are currently receiving. The nominees for the Board have extensive experience in the management of mutual funds designed for the individual investor and the new investment advisory agreement will be substantially identical to the Company's current investment advisory agreement. The Company's current investment advisers will, as sub-advisers, continue to provide portfolio management services for the Funds. The new investment advisory arrangements will not increase the fees paid by the Funds.

Q.       WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Company.

Q.       HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors of the Company unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card.

Q.       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. The VK Advisory or its affiliates will pay for expenses relating to the shareholder meeting. The Company will not pay any expenses relating to the shareholder meeting.

Q.       WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card to:

                  Proxy Tabulator
                  P.O. Box 9113
                  Hingham, MA 02043-9888

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (800) 341-2911 between 7:00 a.m. and 7:00 p.m. Central Time, Monday through Friday.

                          NOTICE OF SPECIAL MEETING OF
                                  SHAREHOLDERS
                                  MAY 21, 1997

         A Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Fund, Inc. (the "Company") will be held at the offices of Morgan Stanley Asset Management Inc. on May 21, 1997, at 11:30 a.m. (New York time), in Conference Room 3, at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

         1: To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Company as a whole);

         2. To approve or disapprove a new investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. (voted on separately by shareholders of the Company's investment portfolios that have commenced operations (each a "Fund"));

         3. To approve or disapprove a new investment sub-advisory agreement with Morgan Stanley Asset Management Inc. (voted on separately by shareholders of each Fund); and

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on ________, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof. The enclosed proxy card(s) will enable you to vote with respect to the Fund(s) in which you are a shareholder. You will receive a separate solicitation for each account you have with the Company and for each Fund in which such accounts have an investment.

                                    By Order of the Board of Directors



                                    Valerie Y. Lewis, Secretary

April __, 1997

                           MORGAN STANLEY FUND, INC.
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 21, 1997


         This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Morgan Stanley Fund, Inc. (the "Company") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of Morgan Stanley Asset Management Inc., Conference Room 3, 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020 on Wednesday, May 21, 1997 at 11:30 a.m. (New York time). The approximate mailing date of this proxy statement and accompanying form of proxy is April __, 1997.

         The primary purpose of the Meeting is to permit the Company's shareholders to take action on the following proposals (each a "Proposal" and, collectively, the "Proposals"):

        Proposal 1: To elect a new Board of Directors.

        Proposal 2: To approve a new investment advisory agreement with Van
                    Kampen American Capital Investment Advisory Corp. (the "New Advisory Agreement")

        Proposal 3: To approve a new investment sub-advisory agreement with
                    Morgan Stanley Asset Management Inc. (the "New Sub-Advisory Agreement")


         The Meeting is being called to consider the Proposals in connection with the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of Morgan Stanley Asset Management Inc. ("MSAM"), a current investment adviser to the Company. MS Group is also the indirect parent of Miller Anderson & Sherrerd, LLP ("MAS"), a current investment adviser to the Company and Van Kampen American Capital Investment Advisory Corp ("VK Advisory"), the proposed new investment advisor to the Company. Because the investment portfolios for which MAS has been selected to act as investment adviser have not yet commenced operations, shareholder approval of new sub-advisory agreements with respect to MAS is not currently being sought. Appropriate shareholder approval will be obtained prior to each such investment portfolio's commencement of operations. Pursuant to the Merger Agreement, MSAM will become a direct subsidiary and VK Advisory an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co.

         Each of the Proposals is contingent on the consummation of the transactions contemplated by the Merger Agreement. Moreover, the New

Advisory and New Sub-Advisory Agreements will be effective with respect to an investment portfolio with shares outstanding (a "Fund") only if both are approved by Shareholders of that Fund. That is, even if Shareholders approve a Proposal in the manner described herein, each Proposal will take effect only if
(i) the merger between Dean Witter Discover and MS Group is consummated, (ii)
VK Advisory will act as investment adviser to a Fund only if that Fund's Shareholders elect MSAM as the Fund's investment sub-adviser and (iii) MSAM will act as investment sub-adviser to a Fund only if that Fund's Shareholders elect VK Advisory as the Fund's investment adviser.


                  THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE SUCCEEDING SEMI-ANNUAL REPORT ) TO SHAREHOLDERS OF THE COMPANY ON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT [ADDRESS] OR BY CALLING (800) [NUMBER].

VOTING


         Holders of shares of outstanding common stock, par value $.001 per share (collectively, the "Shares"), of the Company are entitled to participate in the Meeting. The Board has fixed the close of business on [date] as the record date (the "Record Date") for the determination of holders of Shares of the Company entitled to vote at the Meeting. Shareholders of the Company on the Record Date will be entitled to one vote per Share for each Share then held and a fractional vote for each fractional Share held with respect to each Proposal submitted to the Shareholders of the Company. At the close of business on the Record Date there were issued and outstanding [number] Shares of the Company consisting of the following number of Shares of the Funds of the Company listed below (for ease of reference the words "Morgan Stanley," which begin the name of each Fund, have not been included):




          FUNDS*                           ISSUED AND OUTSTANDING SHARES AS OF [DATE]
Global Fixed Income Fund
High Yield Fund
Worldwide High Income Fund
Asian Growth Fund
Emerging Markets Fund
Global Equity Allocation Fund
International Magnum Fund
Latin American Fund
Aggressive Equity Fund
American Value Fund
U.S. Real Estate Fund
Government Obligations Money Market Fund
Money Market Fund

* The Emerging Markets Debt, European Equity, Global Equity, Japanese Equity, Equity Growth, Growth and Income, Tax-Free Money Market, Mid Cap Growth and Value Funds have not commenced operations and are currently not being offered. Accordingly, votes are not being solicited with respect to these investment portfolios.


         Shareholders of the Company will vote on Proposal 1 together and Shareholders of each Fund will vote separately with respect to each of Proposal 2 and Proposal 3. With respect to Proposal 1, a Director nominee (a "Nominee") will be elected to the Board of Directors if he or she receives a vote of a majority of the Shares represented at the Meeting at which a majority of the Shareholders entitled to vote is present. With respect to Proposals 2 and 3, a "vote of majority of the outstanding voting securities" of the particular Fund is required, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The following table summarizes these voting requirements:





                               SHAREHOLDERS ENTITLED TO VOTE                         VOTE REQUIRED FOR APPROVAL*
      PROPOSAL 1          Shareholders of all Funds of the Company      Each Nominee must be elected by a majority of the Shares
(Election of Directors)   vote together for each Nominee.               represented at the Meeting, provided a majority of the
                                                                        Shares entitled to vote are represented at the Meeting.

      PROPOSAL 2          Shareholders of each Fund vote separately.    The Advisory Agreement must be approved by the lesser
     (Approval of                                                       of (i) 67% of the Shares represented at the Meeting if 50%
  Advisory Agreement)                                                   of the Shares are represented at the Meeting or (ii) more
                                                                        than 50% of the Shares of each Fund.

      PROPOSAL 3          Shareholders of each Fund vote separately.    The Sub-Advisory Agreement must be approved by the lesser
   (Approval of Sub-                                                    of (i) 67% of the Shares represented at the Meeting if 50%
  Advisory Agreement)                                                   of the Shares are represented at the Meeting or (ii) more
                                                                        than 50% of the Shares of each Fund.

* Each of the Proposals is contingent on the consummation of the transactions contemplated by the Merger Agreement. Moreover, the New Advisory and New Sub-Advisory Agreements will be effective with respect to an investment portfolio with shares outstanding (a "Fund") only if both are approved by Shareholders of that Fund.


         The Board recommends that you cast your vote:

         -        FOR each Nominee for the Board of Directors;

         -        FOR approval of the New Advisory Agreement with VK Advisory;
                  and

         -        FOR approval of the New Sub-Advisory Agreement with MSAM.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Properly executed proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the Proposal as to which it is entitled to vote. With respect to Proposal 1, votes may be cast in favor of Nominees or withheld. Votes that are withheld and proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present. With respect to Proposals 2 and 3, abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which they relate. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting.

         Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

BACKGROUND

         The shareholders of the Company are being asked to consider a series of interrelated proposals intended to give the Company the benefit of the combined resources of MS Group, Dean Witter Discover and Van Kampen American Capital, Inc. ("Van Kampen"). In particular, approval of the Proposals would make available to the Company significant additional experience in the management and distribution of mutual funds for individual and other noninstitutional investors ("retail investors").

         MS Group acquired VK/AC Holdings, Inc. and, as a result Van Kampen, on October 31, 1996. Van Kampen, through subsidiaries, has extensive experience in mutual fund management, distribution and shareholder servicing. VK Advisory, the proposed new investment adviser for the Company, managed mutual funds with assets of $43 billion as of March 27, 1997. On December 12, 1996, the Company's Board of Directors appointed Van Kampen American Capital Distributors, Inc. as distributor of all classes of the Company's shares and appointed ACCESS Investor Services, Inc. (also a Van Kampen affiliate) as the transfer agent of the Company's shares with the exception of Prime Resource Account Holders of the Money Market Funds.

         On February 5, 1997, MS Group and Dean Witter Discover announced that they had entered into the Merger Agreement pursuant to which MS Group will be merged with and into Dean Witter Discover (the "Merger"). The resulting corporation will be called Morgan Stanley, Dean Witter, Discover & Co.

INFORMATION CONCERNING MORGAN STANLEY GROUP INC.


         MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International Incorporated provide a wide range of financial services on a global basis. MS Group's principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

         Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter Intercapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

         Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter,

Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.


         The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.


         The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

         On April 2, 1997, the Board of Directors of the Company unanimously approved the interrelated proposals described below. They also approved a proposal for VK Advisory to assume the responsibilities of MSAM and MAS under their respective administration agreements with the Company, subject to the contingencies discussed above.


PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meeting, it is proposed that nine Directors will be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the following Nominees: J. Miles Branagan, Richard D. DeMartini, Linda Hutton Heagy,
R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip Rooney, Fernando Sisto and Wayne W. Whalen. The Nominees have not previously been elected by the shareholders and have not previously served on the Board. Each of the current members of the Board has announced his intention to resign from the Board effective upon the election of the Nominees.

         Each of the Nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. The Company knows of no reason why any Nominee would be unable or unwilling to serve if elected. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Company may recommend. Directors will be elected by a majority of shareholders of the Company entitled to vote that are present in person or by proxy at the Meeting. If you return your proxy card with no voting instructions, your Shares will be voted for all Nominees for Director and in favor of the remaining Proposals described in this proxy statement.

INFORMATION REGARDING NOMINEES

         The following table provides information regarding each Nominee. It includes his or her name, position with the Company, age, principal occupations or employment during the past five years, number of Shares of the Funds beneficially owned and the percentage of shares of the Funds beneficially owned. In addition, the table shows, for each Nominee, directorships with other companies that file reports periodically with the Securities and Exchange Commission and the number of directorships with the registered investment companies to which VK Advisory or an affiliated person of VK Advisory provides investment advisory services (the "VKAC Fund Complex"). As of [date] the Nominees as a group beneficially owned less than 1% of the shares of each Fund of the Company.



                                                                                           SHARES OF THE FUNDS
                                                BUSINESS EXPERIENCE                        BENEFICIALLY OWNED
 NAME AND POSITION                          DURING THE PAST FIVE YEARS,                      AS OF MARCH __,
 WITH THE COMPANY         AGE               INCLUDING ALL DIRECTORSHIPS                           1997              PERCENTAGE
  ----------------        ---               ---------------------------                           ----              ----------
J. Miles Branagan          64    Co-Founder and retired Chairman, Chief Executive                                       **
  Nominee                        Officer and President, MDT Corporation (now
                                 Getinge/Castle, Inc.) (medical and scientific
                                 equipment).  Trustee of __ funds in the VKAC Fund
                                 Complex.

Richard D. DeMartini*      44    President and Chief Operating Officer, Dean Witter                                     **
  Nominee                        Capital; Executive Vice President, Dean Witter
                                 Discover & Co.  Formerly, Vice Chairman, National
                                 Association of Securities Dealers, Inc.; Chairman,
                                 Nasdaq, Inc. (stock market).  Director of Dean Witter
                                 Reynolds, the Manager Intercapital Distributors and
                                 Dean Witter Trust Company; Director, National
                                 Healthcare Resources, Inc.

Linda Hutton Heagy         47    Partner, Ray & Berndtson, an executive                                                 **
  Nominee                        recruiting and management consulting firm.  Formerly,
                                 Executive Vice President of ABN AMRO, N.A.,
                                 a Dutch bank holding company. Prior to
                                 1992, Executive Vice President of LaSalle
                                 National Bank. Trustee of the University of
                                 Chicago Hospitals Board and the Women's Board of the
                                 University of Chicago. Director of R.T.C., a privately
                                 owned manufacturing and distributing company. Trustee of
                                 funds in the VKAC Fund Complex.

                                                                                           SHARES OF THE FUNDS
                                                BUSINESS EXPERIENCE                        BENEFICIALLY OWNED
 NAME AND POSITION                          DURING THE PAST FIVE YEARS,                      AS OF MARCH __,
 WITH THE COMPANY         AGE               INCLUDING ALL DIRECTORSHIPS                           1997              PERCENTAGE
  ----------------        ---               ---------------------------                           ----              ----------
R. Craig Kennedy           45    President and Director, German Marshall Fund of the                                    **
  Nominee                        United States (Philanthropy).  Formerly, Advisor,
                                 Dennis Trading Group Inc. (investment); Prior to
                                 1992, President, Chief Executive Officer, Director
                                 and member of the Investment Committee of the Joyce
                                 Foundation.  Trustee of __ funds in the VKAC Fund Complex.

Jack E. Nelson             61    President, Nelson Investment Planning Services, Inc.                                   **
  Nominee                        (financial planning and registered investment adviser);
                                 President, Nelson Invest Brokerage Services, Inc.
                                 (broker).  Trustee of __ funds in the VKAC Fund
                                 Complex.

Jerome L. Robinson         74    President, Robinson Technical Products Corporation                                     **
  Nominee                        (welding alloys, supplies and equipment).  Director,
                                 Pacesetter Software; Director, Panasia Bank. Trustee
                                 of __ funds in the VKAC Fund Complex.

Phillip Rooney                   Private Investor.  Formerly, President and Chief                                       **
  Nominee                        Executive Officer, WMX Technologies Inc.
                                 (environmental services); President and
                                 Chief Operating Officer, WMX Technologies
                                 Inc. Director, Illinois Tool Works
                                 (manufacturing); Director, Service Master
                                 (business and consumer services); Director,
                                 Urban Shopping Centers (retail mall
                                 management); Director, Stone Container
                                 (paper manufacturing).

Fernando Sisto             72    Professor Emeritus, Stevens Institute of Technology.                                   **
  Nominee                        Formerly, Dean of the Graduate School and Chairman,
                                 Department of Mechanical Engineering, Stevens
                                 Institute of Technology.  Director, Dynalysis of
                                 Princeton (engineering). Trustee of __ funds in
                                 the VKAC Fund Complex.

Wayne W. Whalen            57    Partner, Skadden, Arps, Slate, Meagher & Flom (Illinois)                               **
  Nominee                        (legal counsel to the Van Kampen American Capital Funds).

*        "Interested person" within the meaning of the 1940 Act..

** As of March 1, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each Fund of the Company.

BOARD APPROVAL OF THE ELECTION OF NOMINEES

         At a meeting held April 2, 1997, the Board recommended that Shareholders vote for each of the Nominees for Director. In considering the nomination of Messrs. J. Miles Branagan, Richard D. DeMartini, R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip Rooney,

Fernando Sisto and Wayne W. Whalen and Ms. Linda Hutton Heagy for election as Directors of the Fund, the Directors considered the Nominees' experience and qualifications. In particular, the Board considered that the majority of the Nominees have substantial familiarity and experience as directors of mutual funds advised, administered and distributed by subsidiaries of Van Kampen. The Board also considered that the experience of each of the remaining Nominees includes either experience as a director of a large retail mutual fund complex or as a director of a number of large publicly-held companies. [At a meeting held April 11, 1997, the Board waived certain retirement provisions to permit Mr. Robinson to serve as a Director and conditionally determined the "disinterested" status of Mr. Nelson.]

COMPENSATION OF CURRENT DIRECTORS


         The aggregate compensation paid by the Company to each of the Company's current Directors serving during the fiscal year ended June 30, 1996 and the aggregate compensation paid to each Director during calendar year 1996 by the registered investment companies which (i) hold themselves out to investors as related companies for purposes of investment and investment services or (ii) to which MSAM or MAS or an affiliated person of MSAM or MAS provides investment advisory services (collectively, the "Fund Complex") is set forth in the following compensation table. The Nominees, if elected, may establish different compensation and/or retirement plans from the Company and the VKAC Fund Complex.


                               COMPENSATION TABLE

Name and Position                 Aggregate              Pension or              Total Compensation       Number of Funds in
                                  Compensation from      Retirement Benefits     from the Company and     Fund Complex for
                                  the Fund               Accrued as Part of      Fund Complex Paid to     Which Director Serves
                                                         Fund Expenses           Directors
Barton M. Biggs, Director
Warren J. Olsen, Director
John D. Barrett II, Director
Gerard E. Jones, Director
Andrew McNally IV,
Director
Samuel T. Reeves, Director
Fergus Reid, Director
Frederick O. Robertshaw,
Director
Frederick B. Whittemore,
Director

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         There were four meetings of the Board of Directors held during the fiscal year ended June 30, 1996. In such fiscal year, all Directors, except Messrs. Biggs and Whittemore, attended at least 75% of the meetings of the Board of Directors held during their respective terms.

         The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Company's financial operations. The members of the Audit Committee during the fiscal year ended June 30, 1996 were Messrs. Jones (Chairman), Barrett and Reid, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met two times during the fiscal year ended June 30, 1996. During such fiscal year, all members attended at least 75% of the meetings of the Audit Committee held during their respective terms.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.


APPROVAL OF A NEW ADVISORY AGREEMENT AND A NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

         At a meeting held on April 2, 1997, the Directors of the Company unanimously voted in favor of a management recommendation that VK Advisory become the investment adviser for all of the Funds and called the present Special Meeting for the purpose of, among others, requesting that Shareholders approve the selection of VK Advisory, MSAM, the New Advisory Agreement and the New Sub-Advisory Agreement. At the same Board meeting, the Directors unanimously authorized the assignment of the Company's administration agreements with, respectively, MSAM and MAS to VK Advisory. The Board also approved the selection of MSAM and MAS as sub-advisers to the Company and approved the New Sub-Advisory Agreement with MSAM and a form of sub-advisory agreement with MAS. (The Funds for which MAS would be the sub-adviser have not yet become operational.) Under the New Sub-Advisory Agreement, MSAM would continue to manage the assets of the Funds for which it now acts as investment adviser.

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (VK ADVISORY)

         VK Advisory is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has its offices at One Parkview Plaza, Oakbrook Terrace, Illinois and

2800 Post Oak Boulevard, Houston, Texas 77056. Prior to 1988, VK Advisory provided investment advisory services under the name "American Portfolio Advisory Services Inc." On December 31, 1987, VK Advisory changed its name to Van Kampen Merritt Investment Advisory Corp. In January 1995, VK Advisory adopted its current name.


         Set forth below is the name, address and principal occupation of the principal executive officer and each director of VK Advisory:

                      DIRECTORS AND OFFICERS OF VK ADVISORY



NAME AND ADDRESS            PRINCIPAL OCCUPATION
Don G. Powell               President, Chief Executive Officer and Director of Van Kampen, Chairman, Chief Executive Officer and
  2800 Post Oak Blvd.       a Director of Van Kampen American Capital Distributors, Inc. (the "Distributor"), VK Advisory,
  Houston, TX 77056         Van Kampen American Capital Asset Management, Inc. ("VKAC Asset Management"), Van Kampen American
                            Capital Management, Inc. and Van Kampen American Capital Advisors, Inc. Chairman, President and a
                            Director of Van Kampen American Capital Exchange Corporation, American Capital Contractual Services,
                            Inc., and American Capital Services, Inc. Chairman and a Director of ACCESS Investor Services, Inc.
                            ("ACCESS") and Van Kampen American Capital Trust Company. President, Chief Executive Officer and a
                            Trustee/Director of certain open-end investment companies and closed-end investment companies advised by VKAC Asset Management. Chairman of the Board of Governors and the Executive Committee of the
                            Investment Company Institute. Prior to July 1996, President, Chief Executive Officer and a Trustee/
                            Director of certain open-end investment companies and certain closed-end investment companies advised by VKAC Asset Management.

Dennis J. McDonnell         President, Chief Operating Officer and a Director of VK Advisory, VKAC Asset Management, Inc., Van
  One Parkview Plaza        Kampen American Capital Advisors, Inc. and Van Kampen American Capital Management, Inc. Executive
  Oakbrook Terrace, IL      Vice President and a Director of Van Kampen. Director of MCM Group, Inc., McCarthy, Crisanti & Maffei,
  60181                     Inc., MCM (Europe) Limited and MCM Asia Pacific Company, Limited. Chairman of the Board, President and
                            Trustee of closed-end investment companies advised by the Advisers. Executive Vice President and prior
                            to [     ] 1997, Trustee of           Funds in the VKAC Fund Complex. Prior to November 1996,
                            Executive Vice President and a Director of VK/AC Holding, Inc.

NAME AND ADDRESS            PRINCIPAL OCCUPATION
Ronald A. Nyberg            Executive Vice President, General Counsel and Secretary of Van Kampen. Executive Vice President,
  One Parkview Plaza        General Counsel, Assistant Secretary  and a Director of the Distributor, VK Advisory, VKAC
  Oakbrook Terrace, IL      Asset Management, Van Kampen American Capital Management, Inc., Van Kampen American Capital Trust
  60181                     Company, Van Kampen American Capital Record Keeping Services, Inc. and Van Kampen American Capital
                            Insurance Agency of Illinois, Inc. Executive Vice President, General Counsel and Assistant Secretary of
                            Van Kampen American Capital Advisors, Inc., American Capital Contractual Services, Inc., Van Kampen
                            American Capital Exchange Corporation, ACCESS and Van Kampen American Capital Services, Inc. Vice
                            President and Secretary of     Funds in the VKAC Fund Complex and certain other open-end investment companies and closed-end investment companies advised by VK Advisory and VKAC Asset Management. Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute.
                            Prior to November 1996, Executive Vice President, General Counsel and Secretary of VK/AC Holding, Inc.

William R. Rybak            Executive Vice President and Chief Financial Officer of Van Kampen since February 1993, and
  One Parkview Plaza        Treasurer of VK/AC Holding, Inc. through December 1993 and Executive Vice President and Chief
  Oakbrook Terrance, IL     Financial Officer of VK/AC Holding, Inc. through October 1996.  Executive Vice President, Chief
  60181                     Financial Officer and a Director of the Distributor, VK Advisory, VKAC Asset Management, Van Kampen
                            American Capital Management, Inc., Van Kampen American Capital Record Keeping Services, Inc. and Van
                            Kampen American Capital Insurance Agency of Illinois, Inc. Executive Vice President and Chief Financial
                            Officer of Van Kampen American Capital Advisors, Inc., Van Kampen American Capital Exchange Corporation,
                            Van Kampen American Capital Trust Company, ACCESS, and American Capital Contractual Services, Inc.
                            Executive Vice President, Chief Financial Officer and Treasurer of American Capital Shareholders
                            Corporation and Van Kampen American Capital Services, Inc. [Director of Alliance Bancorp, a savings and
                            loan holding company and, prior to [         ] 1997, Chairman of the Board of Hinsdale Financial Corp.,
                            a savings and loan holding company].

Peter W. Hegel              Executive Vice President of VK Advisory, VKAC Asset Management, Van Kampen American Capital Advisors,
  One Parkview Plaza        Inc. and Van Kampen American Capital Management, Inc. Vice President of     Funds in the VKAC Fund
  Oakbrook Terrace, IL      Complex and certain open-end and closed-end investment companies advised by VK Advisory.
  60181

Alan T. Sachtleben          Executive Vice President of VK Advisory and Van Kampen American Capital Management, Inc., VKAC Asset
2800 Post Oak Blvd.         Management and Van Kampen American Capital Advisors, Inc.  Vice President of open-end investment
  Houston, TX 77056         companies advised by the Advisers.


MORGAN STANLEY ASSET MANAGEMENT INC. (MSAM)

         MSAM, located at 1221 Avenue of the Americas, New York, New York 10020, acts as investment adviser for each of the Funds that the Company currently offers.


         MSAM currently is a wholly-owned subsidiary of MS Group and provides a broad range of portfolio management services to customers in the United States and abroad. At February 28, 1997, MSAM, together with its affiliated asset management companies other than Van Kampen and its subsidiaries, including VK Advisory, managed investments totaling approximately $176.9 billion.


         Set forth below is the name, address and principal occupation of the principal executive officer and each director of MSAM:



       NAME AND ADDRESS                                            PRINCIPAL OCCUPATION
Barton M. Biggs,                          Chairman and Managing Director, MSAM; Managing Director of Morgan Stanley &
  Chairman of the Board of Directors      Co. Incorporated; Chairman of Morgan Stanley Asset Management Limited;
1221 Avenue of the Americas               Director of VK/AC Holdings, Inc.
New York, New York 10020

Peter A. Nadosy,                          Vice Chairman, Director and Managing Director, MSAM; Managing Director of
  Vice-Chairman of the Board of           Morgan Stanley & Co. Incorporated; Director of Morgan Stanley Asset Management
Directors                                 Limited
1221 Avenue of the Americas
New York, New York 10020

James M. Allwin,                          President, Director and Managing Director, MSAM; Managing Director of Morgan
  Director and President                  Stanley  & Co. Incorporated; President of Morgan Stanley Realty Inc.;
1221 Avenue of the Americas               Director of VK/AC Holdings, Inc.
New York, New York 10020

Gordon S. Gray,                           Director and Managing Director, MSAM; Managing Director of Morgan Stanley &
  Director                                Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Dennis G. Sherva,                         Director and Managing Director, MSAM; Managing Director of Morgan Stanley &
  Director                                Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


THE ADVISORY AGREEMENTS

         A majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to the New Advisory Agreement or the New Sub-Advisory Agreement (together, the "New Agreements") or (ii) interested persons of any such party, approved the New

Agreements at an in-person meeting called for the purpose of voting on such approval. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund are being asked to approve the New Agreements. The summaries of the Current Advisory Agreement and the New Advisory Agreement set forth herein are qualified by reference to Annex A and the summary of the New Sub-Advisory Agreement is qualified by reference to Annex B.

         THE CURRENT ADVISORY AGREEMENT. Since the beginning of the Company's last fiscal year, the Board has taken several actions with respect to the current advisory agreement dated November 17, 1992 between the Company and MSAM (the "Current Advisory Agreement"). In particular, at a Board of Directors Meeting held on July 16, 1996, the Directors, including a majority of the Directors who are not "interested persons" as such term is defined under the 1940 Act (the "Independent Directors"), approved the addition of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds as additional Funds subject to the Current Advisory Agreement. Similarly, at a Board of Directors Meeting held on December 12, 1996, the Board, including a majority of the Independent Directors, approved the addition of the Global Equity, Emerging Markets Debt and Equity Growth Funds as additional Funds subject to the Current Advisory Agreement. Most recently, at the Annual Board of Directors meeting held February 13, 1997, the Directors, including a majority of the Independent Directors, approved for continuance, for the year beginning April 14, 1997, the Current Advisory Agreement.

         The Current Advisory Agreement provides that MSAM, as an investment adviser to the Company, in return for its fee, and subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of each Fund, will manage the investment and reinvestment of the assets of each Fund. In this regard, it is the responsibility of MSAM to make investment decisions for each Fund and to place each such Fund's purchase and sale orders for investment securities. The Current Advisory Agreement states that MSAM will provide adequate office space, facilities and personnel to perform its advisory services for the Company.

         The Current Advisory Agreement provides that it shall continue for successive annual periods with respect to a Fund, provided that such continuation is approved at least annually by the Company's Independent Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, as well as by a majority of the Company's Directors. The Current Advisory Agreement may be terminated by any Fund at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to MSAM. The Current Advisory Agreement may be terminated by MSAM at any time, without the payment of any penalty, upon 90 days' written notice to the Company. The Current Advisory Agreement automatically terminates in the event of its assignment.

         The Current Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of MSAM in the performance of its obligations and duties, (ii) reckless disregard by MSAM of its obligations and duties, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, MSAM shall not be liable to the Company, or to any Shareholder of the Company, for any error or judgment, mistake of law or any other act or omission in connection with rendering services under the respective agreements, including any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Fund of the Company.

The following table sets forth: (i) the compensation that MSAM is entitled to receive under the Current Advisory Agreement as a percentage of average daily net assets; (ii) MSAM's advisory fees after expense reimbursement or fee waiver as a percentage of average daily net assets; (iii) the aggregate fees the Company paid to MSAM during the Company's last fiscal year under the Current Advisory Agreement; (iv) the advisory fees MSAM waived during the Company's last fiscal year; and (v) the date shareholders of each of the Funds approved the Current Advisory Agreement.

                                                                    INVESTMENT ADVISORY FEES--
                                                                    FISCAL YEAR ENDED JUNE 30,
                                                                            1996(1)
                                                   ADVISORY FEE
                                  CONTRACTUAL     (AFTER EXPENSE                     AMOUNT          DATE OF
                                   ADVISORY       REIMBURSEMENT       NET FEES       WAIVED        SHAREHOLDER
         FUND                        FEE          OR FEE WAIVER)     PAID (000)       (000)          APPROVAL
         ----                        ---          --------------     ----------       -----          --------
Global Fixed Income Fund             0.75              0.04               10           112        January 4, 1993
High Yield Fund                      0.75              0.42                0            13        May 1, 1996
Worldwide High Income Fund           0.75              0.61              430            97        February 2, 1994
Asian Growth Fund                    1.00              1.00             3762             0        June 23, 1993
Emerging Markets Fund                1.25              0.84              727           355        July 6, 1994
Global Equity Allocation Fund        1.00              0.64              677           371        January 4, 1993
Global Equity Fund                   1.00              1.00              N/A           N/A        January 4, 1993
International Magnum Fund(3)         0.80              0.80              N/A           N/A        June 29, 1995

                                                   ADVISORY FEE
                                  CONTRACTUAL     (AFTER EXPENSE     INVESTMENT ADVISORY FEES--      DATE OF
                                   ADVISORY       REIMBURSEMENT      FISCAL YEAR ENDED JUNE 30,    SHAREHOLDER
         FUND                        FEE          OR FEE WAIVER)               1996(1)               APPROVAL
         ----                        ---          --------------               -------               --------
Latin American Fund                  1.25              0.07               13           206        July 6, 1994
Aggressive Equity Fund               0.90              0.50                0            31        December 29, 1995
American Value Fund                  0.85              0.54              230           134        October 18, 1993
U.S. Real Estate Fund                1.00              0.70                0             9        May 1, 1996
Government Obligations Money(2)(3)   0.45 on assets    0.41              759(2)        154(2)     September 27, 1996
Market Fund                          up to $250
                                     million
                                     0.40 on assets
                                     above $250
                                     million up to
                                     $500 million
                                     0.35 on assets
                                     exceeding $500
                                     million

Money Market Fund(2)(3)              0.45 on assets    0.36              395(2)         45(2)     September 27, 1996
                                     up to $250
                                     million
                                     0.40 on assets
                                     above $250
                                     million up to
                                     $500 million
                                     0.35 on assets
                                     exceeding $500
                                     million

(1) [The investment advisory fees represent fees paid for the fiscal period (beginning on the Fund's commencement of operations) ended June 30, 1996. The ____ Fund commenced operations on ___________.]

(2) MSAM acted as investment adviser to the predecessor portfolios of the Government Obligations Money Market Fund (the PCS Government Obligations Money Market Fund) and the Money Market Fund (the PCS Money Market Fund). PCS Cash Fund, Inc. paid MSAM the fees (and MSAM waived fees) in the amounts indicated in the foregoing chart with respect to the predecessor portfolios.

(3) The International Magnum, Government Obligations Money Market and Money Market Funds were not yet effective on June 30, 1996.

         The net assets of the Funds as of [Date], as well as other investment companies advised by MSAM, and other investment companies for which MSAM acts as subadviser, the rates of compensation to MSAM, the aggregate amount of advisory fees paid by the Company to MSAM and the aggregate amount of any other material payments by the Company to MSAM are set forth at Annex C hereto. Annex D hereto contains similar information with respect to investment companies for which VK Advisory serves as adviser or sub-adviser.


PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT.

         The Board approved the proposed New Advisory Agreement between the Company and VK Advisory on April 2, 1997. The form of the New Advisory Agreement is attached hereto as Annex A.

         The New Advisory Agreement provides that VK Advisory will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through which that Fund's portfolio transactions are executed. However, the New Advisory Agreement also provides that VK Advisory may appoint a sub-adviser selected and approved in the manner provided for in the 1940 Act to perform these portfolio management responsibilities. See "Proposal 3." The New Advisory Agreement further provides for VK Advisory to administer the business affairs of each Fund, furnish offices, necessary facilities and equipment, provide certain administrative services and permit its officers and employees to serve without compensation as directors and officers of the Company if duly elected to such positions. The New Advisory Agreement acknowledges that (i) the chief executive officer, president, treasurer and secretary of VK Advisory; and (ii) each director, officer and employee of VK Advisory or any of its affiliates who serves as an officer of the Company, in their current capacities, are viewed as essential personnel and, for a period of one year, will not be replaced by VK Advisory or any of its affiliates without first informing the Board of Directors in a timely manner. This latter provision is not in the Current Advisory Agreement.



         The New Advisory Agreement provides that VK Advisory shall not be liable for any error of judgment or law, or for any loss suffered by a particular Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of VK Advisory in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the New Advisory Agreement. The Current Advisory Agreement also does not limit MSAM's liability for losses resulting from a breach of fiduciary duty with respect to receipt of compensation for services. The Current Advisory Agreement also states that any limitation of liability does not apply to statutory liability pursuant to Section 16(b) of the 1940 Act.


         The investment advisory fee as a percentage of net assets payable by each Fund will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Company's most recently completed fiscal year, advisory fees paid to VK Advisory by the Company would have been identical to those paid under the Current Advisory Agreement.

         The New Advisory Agreement provides that VK Advisory's activities are subject to the review and supervision of the Board of Directors to which VK Advisory will render periodic reports with respect to each Fund's investment activities. The New Advisory Agreement provides that it must be approved and may be continued from year to year after an initial two-year term in the manner provided for in the 1940 Act. The New Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its assignment. The Current Advisory Agreement requires MSAM to give 90 days' notice of termination.

         At its April 2, 1997 [and April 11, 1997] meetings, the Board of Directors considered written and oral information provided to it concerning the experience and qualifications of VK Advisory. The materials and presentations included: (1) information on the number, size, investment objectives and performance of mutual funds advised by VK Advisory; (2) historical information about VK

Advisory and its affiliates; (3) background information on senior employees of VK Advisory (and in this regard, the Board met with Don G. Powell, the Chairman and Chief Executive Officer of VK Advisory); (4) information on services to be provided by VK Advisory as investment adviser and administrator; (5) information regarding the post-Merger relationships among MS Group and its affiliates, including VK Advisory, and Dean Witter Discover and its affiliates, particularly as they affect the strategy for sales and services to retail investors and the possibility of benefits to be derived by shareholders, particularly with respect to the quality of services and the possibility of reduction in expenses due to efficiencies and future growth and the possibility of making shares of the Company exchangeable for shares of other Van Kampen funds; (6) the fact that the contractual advisory fee rates would remain the same and that those fees would continue to be waived to the extent necessary to maintain total operating expenses for each Fund at their current levels; (7) information relating to sub-advisory fees, taking into account among other things the fact that these fees reflect a business judgment among affiliated entities as to how to share revenues; and (8) the terms of the New Advisory Agreement, and in particular the fact that the terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement in all material respects and are in compliance with applicable legal requirements. The Board also considered that MSAM, as sub-adviser, would continue to provide portfolio management to the Funds using the same portfolio managers and other personnel currently managing the Fund and that, under the New Advisory Agreement, VK Advisory could terminate MSAM as sub-adviser only with the approval of a majority of the Directors who are not "interested persons" of a party to the New Advisory Agreement.


         The Board also considered possible benefits to VK Advisory and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

         The Board also considered the terms of the Merger Agreement and the possible effects of the Merger upon the organization of VK Advisory and upon the ability of VK Advisory to provide advisory services to the Company. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to VK Advisory.

         The Board also considered the effect on the Company of VK Advisory and MSAM becoming affiliated persons of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Company to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Company will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and DWR acts as a principal. Currently the Company is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Company will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Company is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, the management of VK Advisory and MSAM represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

         After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, including the Independent Directors, unanimously: (i) approved the New Advisory Agreement and
(ii) voted to recommend the approval of the New Advisory Agreement to the Shareholders of the Funds.

         In the event that Shareholders of any Fund do not approve both New Advisory Agreement and the New Sub-Advisory Agreement (Proposal No. 3), the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its Shareholders, which may include proposing that Shareholders approve another agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, MSAM will continue to serve as investment adviser of each Fund of the Company pursuant to the terms of the Current Advisory Agreement whether or not this Proposal and Proposal No. 3 are approved by Shareholders of that Fund.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.


PROPOSAL 3: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT.


         At its April 2, 1997 [and April 11, 1997] meetings, the Board approved a proposed New Sub-Advisory Agreement between VK Advisory and MSAM, the form of which is attached as Annex B [and the fee split between the VK Advisory and MSAM]. At the meeting the Directors, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement and recommended the agreement for approval by the Shareholders of the Funds.


         The New Sub-Advisory Agreement provides that subject to the overall policies, control, direction and review of the Company's Directors and VK Advisory, MSAM shall manage the investment and reinvestment of the assets of each of the Funds, continuously review, supervise and administer the investment program of each of the Funds, determine in its discretion the securities to be purchased or sold and the portion of each Fund's assets to be held uninvested, to provide the Company with records concerning MSAM's activities which the Company is required to maintain, and to render regular reports to the Company's officers and Board of Directors concerning MSAM's discharge of the foregoing responsibilities.

         The New Sub-Advisory Agreement provides that MSAM shall not be liable to the Funds or any shareholder of the Funds to any degree greater than VK Advisory.


         The investment sub-advisory fee as a percentage of net assets payable by VK Advisory to MSAM with respect to each Fund will be [40-60%] of the fees received by VK Advisory under the New Advisory Agreement. The investment sub-advisory fee will be paid to MSAM by VK Advisory and, therefore, had the proposed investment advisory/investment sub-advisory fee structure been in effect for the Company's most recently completed fiscal year, advisory fees paid to VK Advisory by the Company would have been identical to those paid under the Current Advisory Agreement.


         The New Sub-Advisory Agreement provides that it must be approved and may be continued from year to year after an initial two-year term in the manner provided for in the 1940 Act. The New Sub-Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its assignment.

         In evaluating the New Sub-Advisory Agreement, the Board took into account that the terms relating to the portfolio management services to be provided under the Company's Current Advisory Agreement and the New Sub-Advisory Agreement are substantially similar. The Board also considered possible benefits to MSAM and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

         The Board also considered the terms of the Merger Agreement and the possible effects of the Merger upon the organization of MSAM and upon the ability of MSAM to provide sub-advisory services to the Company. The Board considered the skills and capabilities of MSAM, taking note of the information they had considered in approving the continuation of the Current Advisory Agreement on February 13, 1997. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to VK Advisory and MSAM.

         The Board also considered the effect on the Company of VK Advisory and MSAM becoming affiliated persons of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Company to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Company will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and DWR acts as a principal. Currently the Company is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Company will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Company is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, the management of MSAM represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

         After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, including the Independent Directors, unanimously: (i) approved the New Sub-Advisory Agreement and (ii) voted to recommend the approval of the New Sub-Advisory Agreement to the Shareholders of the Funds.

         In the event that Shareholders of any Fund do not approve both the New Advisory Agreement (Proposal No. 2) and the New Sub-Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its Shareholders, which may include proposing that Shareholders approve another agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, MSAM will continue to serve as investment adviser of each Fund of the Company pursuant to the terms of the Current Advisory Agreement whether or not this Proposal and Proposal No. 2 are approved by Shareholders of that Fund.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.


                             ADDITIONAL INFORMATION

CURRENT DIRECTORS AND OFFICERS OF THE COMPANY


         Information is set forth below about the Company's current Directors and principal executive officers, including their name, principal occupation, relationship to VK Advisory and MSAM, if any, and, in the case of Directors, the number of shares of each Fund beneficially owned. It is the intention of the Nominees, if elected, to replace certain of the Company's officers with individuals familiar with Van Kampen's mutual fund organization.

NAME AND POSITION WITH THE                   PRINCIPAL OCCUPATION                 FUND SHARES BENEFICIALLY        PERCENTAGE OF
        COMPANY                                                                   OWNED AS OF _______, 1997        OUTSTANDING
                                                                                                                   FUND SHARES
Barton M. Biggs                  Chairman, Director and Managing Director of
Chairman and Director            Morgan Stanley Asset Management Inc. and
                                 Morgan Stanley Asset Management Limited;
                                 Managing Director of Morgan Stanley & Co.,
                                 Inc.; Director of Morgan Stanley Group Inc.;
                                 Director of VK/AC Holdings, Inc.; Director
                                 of the Rand McNally Company; Member of the
                                 Yale Development Board; Chairman and Director
                                 of 16 U.S. registered investment companies
                                 managed by Morgan Stanley Asset Management Inc.

Warren J. Olsen                  Principal of Morgan Stanley & Co. Incorporated
Director and President           and of Morgan Stanley Asset Management Inc.;
                                 President and Director of 16 U.S. registered
                                 investment companies managed by Morgan
                                 Stanley Asset Management Inc.

John D. Barrett, II              Chairman and Director of Barrett Associates,
Director                         Inc. (investment counseling); Director of the
                                 Ashforth Company (real estate); Director of
                                 Morgan Stanley Institutional Fund, Inc.,
                                 Morgan Stanley Universal Funds, Inc. and PCS
                                 Cash Fund, Inc.

Gerard E. Jones                  Partner in Richards & O'Neil LLP (law firm);
Director                         Director of Morgan Stanley Institutional
                                 Fund, Inc., Morgan Stanley Universal Funds,
                                 Inc. and PCS Cash Fund, Inc.

Andrew McNally IV                Chairman and Chief Executive Officer of Rand
Director                         McNally (publication); Director of Allendale
                                 Insurance Co., Mercury Finance (consumer
                                 finance); Zenith Electronics, Hubbell, Inc.
                                 (industrial electronics); Director of Morgan
                                 Stanley Institutional Fund, Inc., Morgan
                                 Stanley Universal Funds, Inc. and PCS Cash
                                 Fund, Inc.

Samuel T. Reeves                 Chairman of the Board and CEO, Pinacle
Director                         L.L.C. (investment firm); Director, Pacific
                                 Gas and Electric and PG&E Enterprises
                                 (utilities); Director of Morgan Stanley
                                 Institutional Fund, Inc., Morgan Stanley
                                 Universal Funds, Inc. and PCS Cash Fund,
                                 Inc.

NAME AND POSITION WITH THE                   PRINCIPAL OCCUPATION                 FUND SHARES BENEFICIALLY        PERCENTAGE OF
        COMPANY                                                                   OWNED AS OF _______, 1997        OUTSTANDING
Fergus Reid                      Chairman and Chief Executive Officer of
Director                         LumeLite Corporation (injection molding
                                 firm); Trustee and Director of Vista Mutual
                                 Fund Group; Director of Morgan Stanley
                                 Institutional Fund, Inc., Morgan Stanley
                                 Universal Funds, Inc. and PCS Cash Fund,
                                 Inc.

Frederick O. Robertshaw          Of Counsel, Bryan Cave LLP; Of Counsel,
Director                         Copple, Chamberlin & Boehm, P.C. (law firms);
                                 Director of the Morgan Stanley Institutional Fund,
                                 Inc., Morgan Stanley Universal Funds, Inc. and
                                 PCS Cash Fund, Inc.

Frederick B. Whittemore          Advisory Director of Morgan Stanley & Co.
Director                         Incorporated; Vice-Chairman and Director of 15
                                 U.S. registered investment companies managed by
                                 Morgan Stanley Asset Management Inc.

James W. Grisham                 Principal of Morgan Stanley & Co., Inc. and of    N/A
Vice President                   Morgan Stanley Asset Management Inc.; Vice
                                 President of 16 U.S. registered investment
                                 companies managed by Morgan Stanley Asset
                                 Management Inc.

Michael F. Klein                 Principal of Morgan Stanley Asset Management      N/A
Vice President                   Inc.; Officer of various investment companies
                                 managed by Morgan Stanley Asset Management
                                 Inc.  Previously practiced law with the New
                                 York law firm of Rogers & Wells.

Harold J. Schaaff, Jr.           Principal of Morgan Stanley & Co. and of          N/A
Vice President                   Morgan Stanley Asset Management Inc.;
                                 General Counsel and Secretary of Morgan
                                 Stanley Asset Management Inc.; Vice President
                                 of 16 U.S. registered investment companies
                                 managed by Morgan Stanley Asset
                                 Management Inc.

Joseph P. Stadler                Vice President of Morgan Stanley & Co.            N/A
Vice President                   Incorporated and Morgan Stanley Asset
                                 Management Inc.; Previously with Price
                                 Waterhouse LLP (accounting); Vice President of
                                 16 U.S. registered investment companies managed
                                 by Morgan Stanley Asset Management Inc.

NAME AND POSITION WITH THE                   PRINCIPAL OCCUPATION                 FUND SHARES BENEFICIALLY        PERCENTAGE OF
        COMPANY                                                                   OWNED AS OF _______, 1997        OUTSTANDING
                                                                                                                   FUND SHARES
Valerie Y. Lewis                 Vice President of Morgan Stanley & Co.            N/A
Secretary                        Incorporated and Morgan Stanley Asset
                                 Management Inc.; Previously with Citicorp
                                 (banking); Secretary of 16 U.S. registered
                                 investment companies managed by Morgan Stanley
                                 Asset Management Inc.

Lorraine Truten                  Vice President, MAS Funds; Head of Mutual         N/A
Vice President                   Fund Administration, Miller Anderson &
                                 Sherrerd, LLP; Principal of Morgan Stanley
                                 Asset Management Inc.; President, MAS Fund
                                 Distribution, Inc.

Douglas W. Kugler                Treasurer, MAS Funds; Manager of Mutual           N/A
Vice President                   Fund Administration, Miller Anderson &
                                 Sherrerd, LLP; Vice President of Morgan Stanley
                                 Asset Management Inc.; formerly Assistant Vice
                                 President, Provident Financial Processing
                                 Corporation.

Karl O. Hartman                  Senior Vice President, Secretary and General      N/A
Assistant Secretary              Counsel of Chase Global Funds Services
                                 Company; Previously, Leland, O'Brien,
                                 Rubinstein Associates, Inc. (investments).

James R. Rooney                  Vice President, Chase Global Funds Services       N/A
Treasurer                        Company; Director of Fund Administration;
                                 Officer of various investment companies managed
                                 by Morgan Stanley Asset Management Inc.;
                                 Previously with Scudder, Stevens & Clark, Inc.
                                 (investments) and Ernst & Young LLP
                                 (accounting); Treasurer of 16 U.S. registered
                                 investment companies managed by Morgan Stanley
                                 Asset Management Inc.

Joanna Haigney                   Supervisor of Fund Administration and             N/A
Assistant Treasurer              Compliance, Chase Global Funds Services
                                 Company; Previously with Coopers & Lybrand LLP;
                                 Assistant Treasurer of 16 U.S. registered
                                 investment companies managed by Morgan Stanley
                                 Asset Management Inc.




BENEFICIAL OWNERS

         To the knowledge of Fund Management, as of ________, 1997, the following were beneficial owners of 5% or more of the outstanding Shares of the
Funds:

                            [Insert 5% Shareholders]

TRANSACTIONS/AGREEMENTS WITH AFFILIATES

         ADMINISTRATOR

         On April 2, 1997, the Board of Directors of the Company approved a proposal for VK Advisory to assume the responsibilities of MSAM and MAS under their respective administration agreements with the Company, subject to the contingencies discussed above. If Shareholder approval for each of the Proposals is obtained, VK Advisory will provide administrative services to the Company pursuant to administration agreements with the Company, which will be assigned from MSAM and MAS, respectively, to VK Advisory. The Board of Directors consented to the assignment at its April 2, 1997 meeting.


         For its services under the current administration agreement with MSAM, the Company pays MSAM, and if the agreement is assigned, will pay VK Advisory, a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the respective Funds, other than the money market funds, and 0.10% of the first $200 million of each money market fund's average daily net assets, 0.075% of the next $200 million of average daily net assets, 0.05% of the next $200 million of average daily net assets, and 0.03% on average daily net assets over $600 million. For the fiscal year ended June 30, 1996, MSAM served as the administrator to the Company and PFPC, Inc. served as the administrator to the predecessor portfolios of the Government Obligations Money Market Fund (the PCS Government Obligations Money Market Fund) and the Money Market Fund (the PCS Money Market Fund). The Company paid administration fees to MSAM of approximately $1,801,654 and PFPC, Inc. received aggregate administration fees of $273,252 for their respective administrative services. The Funds for which MAS serves as administrator are not yet operational and MAS has received no compensation from Company for administrative services.


         If the Proposals are not approved, MSAM and MAS will provide administrative services to the respective investment portfolios which they advise.

         CUSTODIAN

         The Chase Manhattan Bank, located at 770 Broadway, New York, NY 10003, is the Fund's custodian for domestic and certain foreign assets. Morgan Stanley Trust Company ("MSTC"), located at 1 Pierrepont Plaza, Brooklyn, NY 11201, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with the regulations of the SEC for the purpose of providing custodial services for such assets. As compensation for providing custodial services for the fiscal year ended June 30, 1996, MSTC received fees from the Funds as indicated in the following table:

           FUND                                                   CUSTODIAN FEES
Global Equity Allocation Fund                                        $217,000
Global Fixed Income Fund                                               20,000
Asian Growth Fund                                                     631,000
American Value Fund                                                    20,000
Worldwide High Income Fund                                             58,000
Latin American Fund                                                   120,000
Emerging Markets Fund                                                 359,000
Aggressive Equity Fund                                                  7,000
U.S. Real Estate Fund                                                   1,000
High Yield Fund                                                         1,000


Whether or not a particular proposal is approved, MSTC will continue to act as the Company's custodian for foreign assets held outside the United States.

         DISTRIBUTOR

         Van Kampen is the parent company of Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"). VKAC Distributors serves as the distributor of the Shares of the Company.

         Prior to December 31, 1996, Morgan Stanley & Co., served as the distributor of the Company's shares pursuant to a distribution agreement with the Company and a Plan of Distribution for the Money Market Funds and each class of the Non-Money Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, VKAC Distributors, Inc. replaced Morgan Stanley & Co. as distributor of the Company's shares pursuant to a distribution agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. With respect to Class B shares, VKAC Distributors expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). With respect to Class C shares, VKAC Distributors expects to allocate most of its fee to Participating Dealers.

The actual amount of such compensation is agreed upon by the Company's Board of Directors and by VKAC Distributors. VKAC Distributors may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and VKAC Distributors is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares of each Fund are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares.


         VKAC Distributors did not serve as the distributor and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1996, Morgan Stanley & Co. received aggregate fees of approximately $4,267,000 which were attributable approximately as follows:


                                                  FISCAL YEAR ENDED JUNE 30, 1996
            FUND
                                                       CLASS A       CLASS B       CLASS C
                                                       -------       -------       -------
Global Equity Allocation Fund-Class                   $  126,000    $   47,000    $  496,000
Global Fixed Income Fund-Class                            26,000         3,000        56,000
Asian Growth Fund                                        516,000       194,000     1,505,000
Emerging Markets Fund                                    131,000        35,000       309,000
Latin American Fund                                       28,000         6,000        55,000
American Value Fund                                       57,000        14,000       187,000
Worldwide High Income Fund                                90,000       112,000       231,000
Aggressive Equity Fund                                     4,000        10,000        10,000
High Yield Fund                                            2,000         5,000         5,000
U.S. Real Estate Fund                                      1,000         3,000         3,000
Money Market Fund+                                           N/A            --            --
Government Obligations Money Market Fund+                    N/A            --            --

+ Not operational as of June 30, 1996. As compensation for providing distribution services to the Predecessor Portfolios for the fiscal year ended June 30, 1996, Morgan Stanley & Co. received fees from the Predecessor Money Market Portfolio in the amount of $843,776 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $439,236.

         Whether or not a particular proposal is approved, VKAC Distributors will continue to provide distribution services to the Funds.

         DIVIDEND DISBURSING AND TRANSFER AGENT

         ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen acts as the dividend disbursing and transfer agent for Shareholders of each of the Funds, other than for the Prime Resource Account Holders of the Money Market Funds. ACCESS performs book keeping, data processing and administration services related to the maintenance of shareholder accounts. ACCESS did not serve as the dividend disbursing and transfer agent and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. Whether or not a particular proposal is approved, ACCESS will continue to provide dividend disbursing and transfer agent services to the Funds.

INDEPENDENT ACCOUNTANTS

         A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending June 30, 1997. A representative of Price Waterhouse LLP will be available during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

PORTFOLIO TRANSACTIONS

         The adviser or sub-adviser as the case may be (collectively the "Adviser") is authorized to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage and research services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided that the Adviser believes this to be in the best interest of the Company.

         In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Fund's Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Fund's Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. or broker affiliates of Morgan Stanley & Co. and, subsequent to the Merger, to DWR or broker affiliates of DWR, in each case under procedures adopted by the Board of Directors. For the fiscal year ended June 30, 1996, the Company paid brokerage commissions of approximately $180,458 to Morgan Stanley & Co., an affiliated broker-dealer. For the fiscal year ended June 30, 1996, commissions paid to Morgan Stanley & Co. represented approximately 6% of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 2% of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

         Fund securities will not be purchased from, or through, or sold to or through, the Adviser or Morgan Stanley & Co. or, subsequent to the Merger, DWR or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley and DWR when such entities are acting as principals, except to the extent permitted by law.

EXPENSES

         VK Advisory or its affiliates will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

         In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Company, the Adviser, ACCESS, dealers or their representatives or by First Data Investor Services Group, or by [First Data Corporation], a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately [ ].

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Company is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Company has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

         Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Articles of Incorporation and By-Laws of the Company. In compliance with the 1940 Act, shareholder meetings will be held to elect Directors under certain circumstances. The Company may also hold shareholder meetings for other purposes, including to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the Shares entitled to vote at the meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Morgan Stanley Fund, Inc., c/o Morgan Stanley Asset Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

GENERAL

         The Company knows of no business other than that mentioned in the Proposals of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

         A list of Shareholders of the Company entitled to be present and vote at the Meeting will be available at the offices of the Company, 1221 Avenue of the Americas, New York, NY 10020 for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

         Failure of a quorum to be present at the Meeting for the Company may necessitate adjournment and may necessitate additional proxy solicitations.

         IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


[Date]


                                    Valerie Y. Lewis, Secretary

                                                                         ANNEX A

                         FORM OF NEW ADVISORY AGREEMENT

                            MORGAN STANLEY FUND, INC.

                          INVESTMENT ADVISORY AGREEMENT

         THIS INVESTMENT ADVISORY AGREEMENT, dated as of ____________, 1997 (the "Agreement"), by and between MORGAN STANLEY FUND, INC., a Maryland corporation (the "Fund"), on behalf of each of its investment funds identified at Schedule A (the "Investment Funds") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

         1. (a) Retention of Adviser by Fund. Subject to the terms and conditions set forth herein, the Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Articles of Incorporation and By-Laws of the Fund, and resolutions of the Board of Directors of the Fund as may from time to time be in force and delivered or made available to the Adviser. The Adviser may appoint a sub-adviser for the Fund to perform any or all services provided for in this Agreement, provided that such sub-adviser is appointed pursuant to a written agreement between the Adviser and the sub-adviser and such agreement is approved by a majority of the Fund's Directors who are not "interested persons" of the Fund, the Adviser, or the subadviser as defined in the Investment Company Act of 1940 (the "1940 Act") and by a majority of the outstanding voting securities of each Investment Fund in accordance with the 1940 Act. The Adviser shall be solely responsible for paying any such sub-adviser for its services.

            (b) Adviser's Acceptance of Employment. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Directors), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Directors of the Fund, and to permit any of its officers or employees to serve without compensation as Directors or officers of the Fund if selected to such positions.

            (c) Essential Personnel. For a period of one year commencing on the effective date of this agreement, the Adviser and the Fund agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the Adviser, (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the 1940 Act) who serves as an officer of the Fund (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Fund and the Fund's shareholders. In connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Directors of the Fund in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Directors of the Fund in a timely manner.

            (d) Independent Contractor. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

            (e) Non-Exclusive Agreement. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

         2. (a) Fee. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Adviser at the end of each calendar month an investment management fee computed based on a fee rate (expressed as a percentage per annum), applied to the average daily net assets of each Investment Fund as set forth at Schedule A.

            (b) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of ___________ on each day the Exchange is open for trading or such other time or times as the Directors may determine in accordance with the provisions of applicable law and the Articles of Incorporation and By-Laws of the Fund, and resolutions of the Board of Directors of the Fund as from time to time in force. For the purposes of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

            (c) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

         3. Expenses. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the Directors (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as directors, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.

         4. Interested Persons. Subject to applicable statutes and regulations, it is understood that directors, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as directors, officers, shareholders, agents or otherwise.

         5. Liability. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until ____________, 199__ unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved at least annually, in the manner required by the 1940 Act.

            (b) Termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The fund may effect termination by action of the Board of Directors or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Directors or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

            (c) Payment upon Termination. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

         7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not thereby be affected.

         8. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

         10. Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

         11. Name. In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Directors

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.


                                    MORGAN STANLEY FUND, INC.


                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    VAN KAMPEN AMERICAN CAPITAL
                                    INVESTMENT ADVISORY CORP.


                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________

                                   Schedule A


Investment Fund                                             Annual Percentage Rate
---------------                                             ----------------------
Emerging Markets Debt Fund                                  1.25%
Global Fixed Income Fund                                    0.75
High Yield Fund                                             0.75
Worldwide High Income Fund                                  0.75
Asian Growth Fund                                           1.00
Emerging Markets Fund                                       1.25
European Equity Fund                                        1.00
Global Equity Allocation Fund                               1.00
Global Equity Fund                                          1.00
International Magnum Fund                                   0.80
Japanese Equity Fund                                        1.00
Latin American Fund                                         1.25
Aggressive Equity Fund                                      0.90
American Value Fund                                         0.85
Equity Growth Fund                                          0.70
Growth and Income Fund                                      1.00
Mid Cap Growth Fund                                         0.75
Value Fund                                                  0.70
U.S. Real Estate Fund                                       1.00
Government Obligations Money Market Fund                    0.45 on assets up to $250 million
                                                            0.40 on assets above $250 million up
                                                                   to $500 million
                                                            0.35 on assets exceeding $500
                                                            million

Money Market Fund                                           0.45 on assets up to $250 million
                                                            0.40 on assets above $250 million up
                                                                   to $500 million
                                                            0.35 on assets exceeding $500
                                                            million
Tax-Free Money Market Fund                                  0.45 on assets up to $250 million
                                                            0.40 on assets above $250 million up
                                                                   to $500 million
                                                            0.35 on assets exceeding $500
                                                            million

                                                                         ANNEX B

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                    INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
              VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
                                       AND
                      MORGAN STANLEY ASSET MANAGEMENT INC.

THIS AGREEMENT is made as of this _________ day of ________, 1997 by and between MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation, located at 1221 Avenue of the Americas, New York, New York 10020, and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("VKAC") a Delaware corporation, located at 2800 Post Oak Boulevard, Houston, Texas 77058.

WHEREAS, VKAC acts as Investment Adviser to Morgan Stanley Fund, Inc. (the "Fund") and each of its series identified at Schedule A (the "Investment Funds"); and

WHEREAS, MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") has available a staff of experienced investment personnel and facilities for providing investment sub-advisory services to the Investment Funds; and

WHEREAS, MSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended and is willing to provide VKAC with investment advisory services on the terms and conditions hereinafter set forth; and

WHEREAS, VKAC and MSAM (jointly referred to as "the Advisers") desire to enter into an agreement for MSAM to provide sub-advisory services to the Fund and to VKAC with respect to the investment of the assets of each of the Investment Funds.

NOW THEREFORE it is mutually agreed:

9..      INVESTMENT SUB-ADVISORY SERVICES.

(a)      Investment Advice

         i. Effective on __________, 1997, and subject to the overall policies, control, direction and review of the Fund's Directors and VKAC, MSAM shall manage the investment and reinvestment of the assets of each of the Investment Funds, continuously review, supervise and administer the investment program of each of the Investment Funds, determine in its discretion the securities to be purchased or sold and the portion of each Investment Fund's assets to be held uninvested, to provide the Fund with records concerning MSAM's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning MSAM's discharge of the foregoing responsibilities.

         ii. Unless otherwise instructed by VKAC or the Directors, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Directors MSAM shall determine the securities to be purchased and sold by the Fund and shall place orders for the purchase, sale or exchange of securities for the Fund's accounts with brokers or dealers and to that end MSAM is authorized by the Directors to give instructions to the Custodian and any Sub-Custodian of the Fund as to deliveries of such securities, transfers of currencies and payments of cash for the account of the Fund.

         iii. In performing these services, MSAM shall adhere to the Fund's investment objectives, restrictions and limitations as contained in its Prospectus, Statement or Additional Information, or Agreement and Articles of Incorporation and shall comply with all statutory and regulatory restrictions, limitations and requirements applicable to the activity of the Fund.

         iv. Unless otherwise instructed by VKAC or the Directors, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Directors, MSAM shall have executed and performed on behalf of and at the expense of the Fund:

         (1) Purchases, sales, exchanges, conversions, and placement or orders for execution, and

         (2) Reporting of all transactions to VKAC and to other entities as directed by VKAC or by the Directors.

         v. MSAM shall provide the Directors at least quarterly, in advance of the regular meetings of the Directors, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Directors. MSAM shall also make an investment officer available to attend such meetings of the Directors as the Directors may reasonably request.

(b)      Restriction of MSAM's Powers

         i. In carrying out its duties hereunder, MSAM shall comply with all reasonable instruction of the Fund or VKAC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Directors or by any other person authorized by a resolution of the Directors provided a certified copy of such resolution has been supplied to MSAM.

         ii. All securities, cash and other assets of the Fund shall be placed and maintained in the care of a member bank of the Federal Reserve System of the United States approved by the Directors as custodian and one or more "Eligible Foreign Custodians" (as defined in Rule 17f-5 under the Investment Company Act of 1940 (the "1940 Act")) approved by the Directors as sub-custodians.

         iii. Persons authorized by resolution of the Directors shall have the right to inspect and copy contracts, notes, vouchers, and copies of entries in books or electronic recording media relating to the Fund's transactions at the registered office of MSAM at any time during normal business hours. Such records, in relation to each transaction effected by MSAM on behalf of the Fund shall be maintained by MSAM for a period of seven years from the date of such transaction.

(c)      Purchase and Sale of Securities

         In performing the services described above, MSAM shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Directors, MSAM may, to the extent authorized by law, cause the Fund to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Fund's investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker or dealer. To the extent authorized by law, MSAM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

(d)      Custodian

         MSAM shall not act as Custodian for the securities or any other assets of the Fund. All such assets shall be held by the Custodian or Sub-Custodian appointed by the Directors.

10..     DUTIES OF VKAC.

(a)      Provision of Information

         VKAC shall advise MSAM from time to time with respect to the Fund of its investment objectives and of any changes or modifications thereto, as well as any specific investment restrictions or limitations by sending to MSAM a copy of each registration statement relating to the Fund as filed with the Securities and Exchange Commission. As requested by MSAM, VKAC shall furnish such information to MSAM as to holdings, purchases, and sales of the securities under its management as will reasonably enable MSAM to furnish its investment advice under this Agreement.

(b)      Compensation to MSAM

         The fee for the services provided under this Agreement will be determined as follows:

         i. An amount for each month (or such other valuation period as may be mutually agreed upon) equivalent, on an annual basis, to [__%] of the compensation actually received by VKAC pursuant to the investment advisory fee schedule set forth in the Investment Advisory Agreement between the Fund and VKAC taking into account any waiver or return to the Fund of any or all of such advisory fee by VKAC (with any such return of fees to be treated as if not actually received). The value of the assets of the Fund shall be computed as of the close of business on the last day of each valuation period of the Fund, using the average of all the daily determinations of the net value of the assets of the Fund.

         ii. The foregoing fee shall be paid in cash by VKAC to MSAM within five
(5) business days after the last day of the valuation period.

11..     MISCELLANEOUS.

(a)      Activities of MSAM

         The services of MSAM as Sub-Adviser to VKAC under this Agreement are not to be deemed exclusive, MSAM and its affiliates being free to render services to others. It is understood that shareholders, directors, officers and employees of MSAM may become interested in the Fund or VKAC as a shareholder, director, officer, partner or otherwise.

(b)      Services to Other Clients

         VKAC acknowledges that MSAM may have investment responsibilities, or render investment advice to, or perform other investment advisory services for, other individuals or entities, ("Clients"). Subject to the provisions of this paragraph, VKAC agrees that MSAM may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that MSAM acts in good faith, and provided, further, that it is MSAM policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Clients, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. VKAC acknowledges that one or more of the Clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise MSAM shall have no obligation to acquire for the Fund a position in any investment which any Client may acquire, and VKAC shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund or otherwise.

(c)      Best Efforts

         It is understood and agreed that in furnishing the investment advice and other services as herein provided, MSAM shall use its best professional judgment to recommend actions which will provide favorable results of the Fund. MSAM shall not be liable to the Fund or to any shareholder of the Fund to any greater degree than VKAC.

(d)      Duration of Agreement

         i. This Agreement, unless terminated pursuant to paragraph (b) or (c) below or Section 2.2(c), shall continue in effect through ______________, 199__, and thereafter shall continue in effect from year to year, provided its continued applicability is specifically approved at least annually by the Directors or by a vote of the holders of a majority of the outstanding shares of the Fund. In addition, such continuation shall be approved by vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the 1940 Act.

         ii. This Agreement may be terminated by sixty (60) days' written notice by either VKAC or MSAM to the other party, provided that VKAC's termination of this Agreement shall be approved by vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party. The Agreement may also be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Directors or, by the vote of a majority of the outstanding voting securities of such Fund), on sixty (60) days' written notice to both VKAC and MSAM. This Agreement shall automatically terminate in the event of the termination of the investment advisory agreement between VKAC and the Fund.

         iii. This Agreement shall terminate in the event of its assignment. The term "assignment" for this purpose shall have the same meaning set forth in
Section 2(a)(4) of the 1940 Act.

         iv. Termination shall be without prejudice to the completion of any transactions which MSAM shall have committed to on behalf of the Fund prior to the time of termination. MSAM shall not effect and the Fund shall not be entitled to instruct MSAM to effect any further transactions on behalf of the Fund subsequent to the time termination takes effect.

         v. This Agreement shall terminate forthwith by notice in writing on the happening of any of the following events:

              (i) If VKAC or MSAM shall go into liquidation (except a voluntary liquidation for the purpose of and followed by a bona fide reconstruction or amalgamation upon terms previously approved in writing by the party not in liquidation) or if a receiver or receiver and manager of any of the assets of any of them is appointed; or

              (ii) If either of the parties hereto shall commit any breach of the provisions hereof and shall not have remedied such breach within 30 days after the service of notice by the party not in breach on the other requiring the same to be remedied.

         vi. On the termination of this Agreement and completion of all matters referred to in the foregoing paragraph (d) MSAM shall deliver or cause to be delivered to the Fund copies of all documents, records and books of the Fund required to be maintained pursuant to Rules 31a-1 or 31a-2 of the 1940 Act which are in MSAM's possession, power or control and which are valid and in force at the date of termination.

(e)      Notices

         Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and delivered personally or sent by mail or telecopy (with a hard copy to follow):

If to MSAM to:

         Morgan Stanley Asset Management, Inc.
         1221 Avenue of the Americas
         New York, NY  10020
         Attention: Warren J. Olsen

with a copy to:

         Morgan Stanley Asset Management, Inc.
         1221 Avenue of the Americas
         New York, NY  10020
         Attention: Harold J. Schaaff, Esquire

If to VKAC, to:

         Van Kampen American Capital Investment Advisory Corp.
         One Parkview Plaza
         Oakbrook Terrace, IL  60181
         Attention:  Dennis J. McDonnell

with a copy to:

         Van Kampen American Capital Investment Advisory Corp.
         One Parkview Plaza
         Oakbrook Terrace, IL  60181
         Attention:  Ronald A. Nyberg, Esquire

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to which it is addressed, on the date three (3) days after mailing, and in the case of delivery by telecopy, on the date the hard copy is received.

(f)      Choice of Law

         This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the United States and the State of New York, without regard to the conflicts of laws principles thereof.

(g)      Miscellaneous Provisions


         The execution of this Agreement has been authorized by the Fund's Directors and by the shareholders. This Agreement is executed on behalf of the Fund or the Directors of the Fund as Directors and not individually and that the obligations of this Agreement are not binding upon any of the Directors, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. The Articles of Incorporation of the Fund is on file with the Department of Assessments and Taxation of the State of Maryland.


IN WITNESS WHEREOF, the Agreement has been executed as of the date first above given.

VAN KAMPEN AMERICAN CAPITAL             MORGAN STANLEY ASSET
INVESTMENT ADVISORY CORP.               MANAGEMENT INC.

By:________________________________          By:________________________________


Name:______________________________          Name:______________________________


Its:_______________________________          Its:_______________________________

                                   Schedule A

Investment Fund
---------------
Emerging Markets Debt Fund
Global Fixed Income Fund
High Yield Fund
Worldwide High Income Fund
Asian Growth Fund
Emerging Markets Fund
European Equity Fund
Global Equity Allocation Fund
Global Equity Fund
International Magnum Fund
Japanese Equity Fund
Latin American Fund
Aggressive Equity Fund
American Value Fund
Equity Growth Fund
Growth and Income Fund
U.S. Real Estate Fund
Government Obligations Money Market Fund
Money Market Fund
Tax-Free Money Market Fund

                                                                         ANNEX C


The following tables indicate the name, net assets as of December 31, 1996, contractual advisory fee and net advisory fee after fee waivers or expense reimbursements for the last fiscal year for the Portfolios, as well as other registered investment companies advised by MSAM. Except with respect to the U.S. Registered Closed-End Funds, MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of each portfolio to exceed certain maximums.




                            MORGAN STANLEY FUND, INC.

                                                                                                         NET ADVISORY
                                                                                CONTRACTUAL                  FEES
                                                                                  RATE OF                AFTER EXPENSE
                                                  ASSETS AS OF                    ADVISORY              REIMBURSEMENTS
       FUND                                         12/31/96                       FEES(2)               OR FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund                           $  19,194,919                      0.90%                    0.50%
------------------------------------------------------------------------------------------------------------------------
American Value Fund                                481,199,603                      0.85%                    0.54%
------------------------------------------------------------------------------------------------------------------------
Asian Growth Fund                                  423,229,234                      1.00%                    1.00%
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                              128,640,271                      1.25%                    0.84%
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund                                 N/A                      1.25%                      N/A
------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund (1)                                     N/A                      0.70%                      N/A
------------------------------------------------------------------------------------------------------------------------
European Equity Fund (1)                                   N/A                      1.00%                      N/A
------------------------------------------------------------------------------------------------------------------------
Global Equity Fund (1)                                     N/A                      1.00%                      N/A
------------------------------------------------------------------------------------------------------------------------
Global Equity Allocation Fund                      156,402,540                      1.00%                    0.64%
------------------------------------------------------------------------------------------------------------------------
Global Fixed Income Fund                            10,452,774                      0.75%                    0.04%
------------------------------------------------------------------------------------------------------------------------
Government Obligations Money                       116,815,884                      0.45%(3)                 0.41%
Market Fund                                                                         0.40%(4)
                                                                                    0.35%(5)
------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund(1)                                  N/A                      1.00%                      N/A
------------------------------------------------------------------------------------------------------------------------
High Yield Fund                                     14,794,857                      0.75%                    0.42%
------------------------------------------------------------------------------------------------------------------------
International Magnum Fund                           16,490,305                      0.80%                    0.80%
------------------------------------------------------------------------------------------------------------------------
Japanese Equity Fund (1)                                   N/A                      1.00%                      N/A
------------------------------------------------------------------------------------------------------------------------
Latin American Fund                                 28,891,074                      1.25%                    0.07%
------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund (1)                                    N/A                      0.75%                      N/A
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                  254,854,113                      0.45%(3)                 0.36%
                                                                                    0.40%(4)
                                                                                    0.35%(5)
------------------------------------------------------------------------------------------------------------------------

                                                                                                      NET ADVISORY
                                                                              CONTRACTUAL                 FEES
                                                                                RATE OF               AFTER EXPENSE
                                                   ASSETS AS OF                ADVISORY              REIMBURSEMENTS
                  FUND                               12/31/96                   FEES(2)              OR FEE WAIVERS
------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund (1)                             N/A                      0.45%(3)                   N/A
                                                                                    0.40%(4)
                                                                                    0.35%(5)
------------------------------------------------------------------------------------------------------------------
U.S. Real Estate Fund                               14,131,988                      1.00%                    0.70%
------------------------------------------------------------------------------------------------------------------
Value Fund (1)                                             N/A                      0.70%                      N/A
------------------------------------------------------------------------------------------------------------------
Worldwide High Income Fund                         144,780,814                      0.75%                    0.61%
------------------------------------------------------------------------------------------------------------------

(1)      Portfolio had not commenced operations as of December 31, 1996.

(2)      As a percentage of average daily net assets

(3)      As a percentage of first $250 million

(4)      As a percentage of next $250 million

(5)      As a percentage of excess over $500 million

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                                                                    NET ADVISORY
                                                                          CONTRACTUAL                   FEES
                                                                           RATE OF                  AFTER EXPENSE
                                                 ASSETS AS OF              ADVISORY                 REIMBURSEMENTS
                PORTFOLIO                          12/31/96                 FEES(2)                 OR FEE WAIVERS
------------------------------------------------------------------------------------------------------------------
Active Country Allocation Portfolio             $  183,866,164                   0.65%                       0.36%
------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio                         77,289,407                   0.80%                       0.56%
------------------------------------------------------------------------------------------------------------------
Asian Equity Portfolio                             374,522,755                   0.80%                       0.55%
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                   8,189,270                   0.50%                       0.00%
------------------------------------------------------------------------------------------------------------------
China Growth Portfolio(1)                                  N/A                   1.25%                         N/A
------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio                           66,789,901                   1.00%                       0.95%
------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                       1,321,363,055                   1.25%                       1.25%
------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Portfolio                    156,419,732                   1.00%                       1.00%
------------------------------------------------------------------------------------------------------------------
Equity Growth Portfolio                             66,789,901                   0.60%                       0.36%
------------------------------------------------------------------------------------------------------------------
European Equity Portfolio                          181,009,746                   0.80%                       0.64%
------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                             132,194,980                   0.35%                       0.20%
------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio                             84,224,959                   0.80%                       0.65%
------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                      114,446,527                   0.40%                       0.18%
------------------------------------------------------------------------------------------------------------------
Gold Portfolio                                      29,180,247                   1.00%                       0.52%
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                               101,321,211                   0.50%                       0.43%
------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                   2,269,491,236                   0.80%                       0.78%
------------------------------------------------------------------------------------------------------------------
International Magnum Portfolio                     108,463,901                   0.80%                       0.26%
------------------------------------------------------------------------------------------------------------------
International Small Cap Portfolio                  234,743,343                   0.95%                       0.87%
------------------------------------------------------------------------------------------------------------------
Japanese Equity Portfolio                          155,659,538                   0.80%                       0.73%
------------------------------------------------------------------------------------------------------------------
Latin American Portfolio                            31,740,977                   1.10%                       0.62%
------------------------------------------------------------------------------------------------------------------
MicroCap Portfolio(1)                              N/A                           1.00%                         N/A
------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                           1,284,371,173                   0.30%                       0.30%
------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                         N/A                           0.35%                         N/A
------------------------------------------------------------------------------------------------------------------
Portfolio(1)
------------------------------------------------------------------------------------------------------------------
Municipal Bond Portfolio                            40,295,907                   0.35%                       0.07%
------------------------------------------------------------------------------------------------------------------
Municipal Money Market Portfolio                   721,240,884                   0.30%                       0.30%
------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Portfolio                    25,659,189                   0.85%                       0.53%
------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 5,077,462                   1.00%                       0.00%
------------------------------------------------------------------------------------------------------------------
U.S. Real Estate Portfolio                         219,140,369                   0.80%                       0.66%
------------------------------------------------------------------------------------------------------------------
Value Equity Portfolio                             108,683,175                   0.50%                       0.42%
------------------------------------------------------------------------------------------------------------------


(1)      Portfolio had not commenced operations as of December 31, 1996.

(2)      As a percentage of average daily net assets

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                                                                                      NET ADVISORY
                                                                              CONTRACTUAL                 FEES
                                                                               RATE OF                AFTER EXPENSE
                                                   ASSETS AS OF                ADVISORY              REIMBURSEMENTS
                PORTFOLIO                            12/31/96                  FEES(2)               OR FEE WAIVERS
------------------------------------------------------------------------------------------------------------------
                                                                                    0.80%(3)
Asian Equity Portfolio(1)                                  N/A                      0.75%(4)                   N/A
                                                                                    0.70%(5)
------------------------------------------------------------------------------------------------------------------
                                                                                    0.75%(3)
Emerging Market Debt Portfolio(1)                          N/A                      0.70%(4)                   N/A
                                                                                    0.65%(5)
------------------------------------------------------------------------------------------------------------------
                                                                                    1.25%(3)
Emerging Markets Equity Portfolio                   11,786,569                      1.20%(4)                 0.31%
                                                                                    1.15%(5)
------------------------------------------------------------------------------------------------------------------
                                                                                    0.80%(3)
Global Equity Portfolio(1)                                 N/A                      0.75%(4)                   N/A
                                                                                    0.70%(5)
------------------------------------------------------------------------------------------------------------------
                                                                                    0.55%(3)
Growth Portfolio(1)                                        N/A                      0.50%(4)                   N/A
                                                                                    0.45%(5)
------------------------------------------------------------------------------------------------------------------
                                                                                    0.80%(3)
International Magnum Portfolio(1)                          N/A                      0.75%(4)                   N/A
                                                                                    0.70%(5)
------------------------------------------------------------------------------------------------------------------
                                                                                    0.30%(3)
Money Market Portfolio(1)                                  N/A                      0.25%(4)                   N/A
                                                                                    0.20%(5)
------------------------------------------------------------------------------------------------------------------
                                                                                    0.80%(3)
U.S. Real Estate Portfolio                                 N/A                      0.75%(4)                   N/A
                                                                                    0.70%(5)
------------------------------------------------------------------------------------------------------------------

(1)      Portfolio had not commenced operations as of December 31, 1996.

(2)      As a percentage of average daily net assets

(3)      As a percentage of first $500 million

(4)      As a percentage of next $500 million

(5)      As a percentage of excess over $1 billion

                       U.S. REGISTERED CLOSED-END FUNDS *

                                                                                                    CONTRACTUAL
                                                                  ASSETS AS OF                        RATE OF
                COMPANY                                             12/31/96                       ADVISORY FEES(1)
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Africa Investment Fund, Inc.                     $  260,522,375                            1.20%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Asia-Pacific Fund, Inc.                             856,422,087                            1.00%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Fund, Inc.                         358,394,428                            1.25%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Debt  Fund,                        372,677,758                            1.00%
Inc.
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Global Opportunity Fund, Inc.                        61,590,818                            1.00%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley India Investment Fund, Inc.                         314,423,032                            1.10%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Russia & New Europe Fund, Inc.                      103,944,599                            1.60%
--------------------------------------------------------------------------------------------------------------------
                                                                                                          0.90%(2)
The Brazilian Investment Fund, Inc.                                 48,856,226                            0.70%(3)
                                                                                                          0.50%(4)
--------------------------------------------------------------------------------------------------------------------
The Latin America Discovery Fund, Inc.                             171,586,180                            1.15%
--------------------------------------------------------------------------------------------------------------------
                                                                                                          0.90%(2)
The Malaysia Fund, Inc.                                            187,762,289                            0.70%(3)
                                                                                                          0.50%(4)
--------------------------------------------------------------------------------------------------------------------
The Morgan Stanley High Yield Fund, Inc.                           126,330,034                            0.70%
--------------------------------------------------------------------------------------------------------------------
The Pakistan Investment Fund, Inc.                                  55,399,039                            1.00%
--------------------------------------------------------------------------------------------------------------------
                                                                                                          0.90%(2)
The Thai Fund, Inc.                                                204,208,935                            0.70%(3)
                                                                                                          0.50%(4)
--------------------------------------------------------------------------------------------------------------------
                                                                                                          0.95%(2)
The Turkish Investment Fund, Inc.                                   36,937,008                            0.75%(3)
                                                                                                          0.55%(5)
--------------------------------------------------------------------------------------------------------------------

(1)      As a percentage of average weekly net assets

(2)      As a percentage of first $50 million

(3)      As a percentage of next $50 million

(4)      As a percentage of excess over $100 million

*        No voluntary fee waivers are in effect with regard to any U.S.
         Registered Closed-End Fund

                                                                         ANNEX D



The following tables indicate the name, net assets as of [Date], contractual advisory fee and net advisory fee after fee waivers or expense reimbursements for the last fiscal year for other registered investment companies advised by VK Advisory. [Except with respect to the U.S. Registered Closed-End Funds, VK Advisory has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of each portfolio to exceed certain maximums.]

                            MORGAN STANLEY FUND, INC.
             PRELIMINARY PROXY FOR SPECIAL MEETING OF SHAREHOLDERS,
                                  MAY 21, 1997

         This Proxy is for your use in voting on various matters relating to Morgan Stanley Fund, Inc. (the "Company"). The undersigned Shareholder(s) of the Morgan Stanley [FUND NAME] Fund (the "Fund") of the Company hereby appoint(s) Warren J. Olsen, Harold J. Schaaff, Jr., Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Company to be held on May 21, 1997, and any adjournments thereof (the "Special Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following proposals and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
         COMPANY AND WILL BE VOTED "FOR" EACH PROPOSAL UNLESS OTHERWISE
                                   INDICATED.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal 1:               To elect a Board of Directors.


 [ ]     FOR all nominees              [ ]     WITHHOLD AUTHORITY to                         [ ]   FOR all nominees listed below,
         listed below.                         vote for all nominees listed                        EXCEPT for those whose names
                                               below.                                              have been stricken.

       (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY OR ALL OF THE NOMINEES, STRIKE A LINE THROUGH THE NAME(S) OF SUCH NOMINEE(S) BELOW.)


J. Miles Branagan                            Jerome L. Robinson
Richard D. DeMartini                         Phillip Rooney
Linda Hutton Heagy                           Fernando Sisto
R. Craig Kennedy                             Wayne W. Whalen
Jack E. Nelson

Proposal 2: Approval of the investment advisory agreement by and between the
            Company and Van Kampen American Capital Investment Advisory Corp.

[ ]  FOR                         [ ]  AGAINST                       [ ]  ABSTAIN


Proposal 3: Approval of the investment sub-advisory agreement by and between Van
            Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.

[ ]  FOR                         [ ]  AGAINST                       [ ]  ABSTAIN

     In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

     ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WITH RESPECT TO A PROPOSAL(S) WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THAT PROPOSAL(S).

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT OF THE BOARD OF DIRECTORS.

                                          Please date, sign and return promptly.

Dated: _______________________________, 1997

YOUR SIGNATURE(S) ON THIS PROXY SHOULD BE EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. IF THE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE PRINT YOUR FULL TITLE BELOW YOUR SIGNATURE.

_____________________________________________
Signature

_____________________________________________
Signature